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                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                 INVESTORS, INC.
                                  (the "Fund")
                               New York Money Fund

                         Supplement dated April 3, 1998
                      to Prospectus dated December 1, 1997


(1) PNC Institutional Management Corporation ("PIMC"), the Fund's investment adviser, has changed its name to BlackRock Institutional Management Corporation ("BIMC").

(2) PNC Bank, as sub-adviser of the Fund, provided research, credit analysis and recommendations with respect to the Fund's investments, and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC; BIMC has assumed PNC Bank's responsibilities under the sub-advisory agreement; and BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated.